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                                                                    Exhibit 23.1

                      Consent of Independent Auditors


We hereby consent to the incorporation by reference into Registration Statements on Form S-3 (Nos. 333-63190, 333-38578, 333-34412, 333-31983,
33-47127, 333-03719, 333-71457, 333-52973) and related prospectuses and the
Registration Statement on Form S-8 (No. 333-59780) of our report dated March 28, 2002, relating to the consolidated financial statements of Sedona Corporation included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

                                                 /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
March 28, 2002



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